================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)


                            MAVERICK TUBE CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                              43-1455766
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

16401 Swingley Ridge Road, Seventh Floor
Chesterfield, Missouri                                63017
(Address of principal executive offices)              (Zip code)

                                  -------------

            2004 4.00% Convertible Senior Subordinated Notes due 2033
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
     TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     -----------------------------------------------------------------------
                  Name                                     Address
     -----------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10005

     (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of December, 2004.


                                           THE BANK OF NEW YORK



                                           By: /s/ROBERT MASSIMILLO
                                               ---------------------------------
                                               Name:  ROBERT MASSIMILLO
                                               Title: VICE PRESIDENT

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                   Dollar Amounts
ASSETS                                                                              In Thousands
--------------------------------------------------------------------------------   ---------------
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ..........................   $     3,036,306
   Interest-bearing balances ...................................................         9,034,655
Securities:
   Held-to-maturity securities .................................................         1,693,598
   Available-for-sale securities ...............................................        20,325,634
Federal funds sold and securities purchased under agreements to resell
   Federal funds sold in domestic offices ......................................            19,100
   Securities purchased under agreements to
   resell ......................................................................         4,324,992
Loans and lease financing receivables:
   Loans and leases held for sale ..............................................             6,685
   Loans and leases, net of unearned
      income ...................................................................        37,402,355
   LESS: Allowance for loan and
      lease losses .............................................................           594,211
   Loans and leases, net of unearned
      income and allowance .....................................................        36,808,144
Trading Assets .................................................................         3,420,107
Premises and fixed assets (including capitalized leases) .......................           969,419
Other real estate owned ........................................................             1,253
Investments in unconsolidated subsidiaries and associated
   companies ...................................................................           253,729
Customers' liability to this bank on acceptances outstanding ...................           166,157
Intangible assets
   Goodwill ....................................................................         2,708,882
   Other intangible assets .....................................................           748,171

Other assets ...................................................................         6,998,625
                                                                                   ---------------
Total assets ...................................................................   $    90,515,457
                                                                                   ===============
LIABILITIES
Deposits:
   In domestic offices .........................................................   $    40,236,165
   Noninterest-bearing .........................................................        15,201,748
   Interest-bearing ............................................................        25,034,417
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ...............        24,110,224
   Noninterest-bearing .........................................................           300,559
   Interest-bearing ............................................................        23,809,665
Federal funds purchased and securities sold under agreements to repurchase...............................................................
   Federal funds purchased in domestic offices .................................           717,565
   Securities sold under agreements to
     repurchase ................................................................           812,853
Trading liabilities ............................................................         2,598,442
Other borrowed money:
   (includes mortgage indebtedness and obligations under
   capitalized leases) .........................................................         4,158,526
Not applicable
Bank's liability on acceptances executed and outstanding .......................           167,267
Subordinated notes and debentures ..............................................         2,389,088
Other liabilities ..............................................................         6,730,454
                                                                                   ---------------
Total liabilities ..............................................................   $    81,920,584
                                                                                   ===============
Minority interest in consolidated
   subsidiaries ................................................................           142,058

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus .....................................................................                 0
Common stock ...................................................................         1,135,284
Surplus ........................................................................         2,087,205
Retained earnings ..............................................................         5,213,125
Accumulated other comprehensive income .........................................            17,201
Other equity capital components ................................................                 0
                                                                                   ---------------
Total equity capital ...........................................................         8,452,815
                                                                                   ---------------
Total liabilities, minority interest, and equity capital .......................   $    90,515,457
                                                                                   ===============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                      Thomas J. Mastro,
                                 Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                             Directors